UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2026

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonida Senior Living, Inc. (the “Company”) held on June 11, 2026, Proposals 1, 2, 3 and 4 (as described below) were approved by the Company’s stockholders, and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2026 (the “Proxy Statement”).

Proposal 1 – Election of Directors – The Company’s stockholders elected Brandon M. Ribar, J. Chandler Martin and Sam Levinson to each serve as a director of the Company for three-year terms expiring at the Company’s annual meeting of stockholders to be held in 2029. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
Brandon M. Ribar	27,882,186	99,209	85,545	6,488,280
J. Chandler Martin	27,897,183	81,499	88,258	6,488,280
Sam Levinson	27,553,524	421,432	91,984	6,488,280

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the Audit Committee’s appointment of BDO USA, P.C., independent accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2026. The voting results were 34,405,365 shares “FOR,” 49,130 shares “AGAINST,” and 100,725 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 27,692,858 shares “FOR,” 197,582 shares “AGAINST,” 176,500 abstentions, and 6,488,280 broker non-votes.

Proposal 4 – Amendment to Company’s 2019 Omnibus Stock and Incentive Plan – The Company’s stockholders approved an amendment to the Company’s 2019 Omnibus Stock and Incentive Plan, as amended (the “2019 Plan”), to increase the number of shares of common stock that the Company may issue under the 2019 Plan from 1,797,600 shares to 3,197,600 shares. The voting results were 27,701,880 shares “FOR,” 225,250 shares “AGAINST,” 139,810 abstentions, and 6,488,280 broker non-votes.

No other business was transacted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
	Name:	Tabitha Bailey
	Title:	Senior Vice President and Chief Legal Officer